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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 21, 2001

                          THE MIIX GROUP, INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)


DELAWARE                          001-14593                  22-3586492
(State or Other                   (Commission                (IRS Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)

                                TWO PRINCESS ROAD
                         LAWRENCEVILLE, NEW JERSEY 08648
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (609) 896-2404

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)
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Item 5. Other Events.

         Richard J. Quagliaroli has resigned his position as President and Chief Executive Officer of the Company, effective immediately, for personal reasons. Patricia A. Costante, Chief Operating Officer, will assume responsibility for operation of the Company. The Board of Directors is confident in Ms. Costante's leadership abilities and the abilities of the other members of the senior management team and will not conduct a Chief Executive Officer search at this time.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE MIIX GROUP, INC.



                                        By: /s/
                                            -------------------------
                                                Catherine E. Williams
                                                Vice President

October 3, 2001
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                                  Exhibit Index


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Exhibit No.       Description
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
1                 Press release announcing Richard J. Quagliaroli's resignation.
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